STATEMENT OF ADDITIONAL INFORMATION

                         MENTOR INSTITUTIONAL TRUST

                     (MENTOR CASH MANAGEMENT PORTFOLIO,
                MENTOR INTERMEDIATE DURATION PORTFOLIO, AND
                       MENTOR FIXED-INCOME PORTFOLIO)

                   JULY 7,  1995, AS REVISED OCTOBER 11, 1995



     Mentor Institutional Trust (the "Trust") is a diversified, open-end series investment company. This Statement of Additional Information relates to Mentor Cash Management Portfolio, Mentor Intermediate Duration Portfolio, and Mentor Fixed-Income Portfolio, and is not a prospectus and should be read in conjunction with a prospectus of the Trust or any Portfolio of the Trust. A separate Statement of Additional Information relates to the SNAP Fund (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained upon request made to Mentor Distributors, Inc., the Trust's distributor, at P.O. Box 1357, Richmond, Virginia 23286-0109, or calling Mentor Distributors at 1-(800) 869-6042.

                             TABLE OF CONTENTS

     CAPTION                                                           PAGE

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .   2
CERTAIN INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . .   4
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . .   7
PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . .  11
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . .  11
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  14
TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .  19
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  19
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .  24
RATINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                  GENERAL

     Mentor Institutional Trust (the "Trust") is a diversified, open-end investment company. The Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust.

     Commonwealth Investment Counsel, Inc. ("Commonwealth") serves as investment adviser to each of the Portfolios of the Trust. Mentor Investment Group, Inc. ("Mentor") serves as administrator to each of the Portfolios. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First Butcher Singer Inc. ("Wheat First Butcher Singer").

                          INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

     1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor Cash Management Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

     2.   Acquire more than 10% of the voting securities of any issuer.

     3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

     5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

     6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

     7. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

     8. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

     9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

     10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

     In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to:

     1. Invest in oil, gas, or other mineral leases, rights, or royalty contracts or in real estate (although the Portfolio may invest in securities of issuers that invest or deal in the foregoing types of assets or securities that are secured by or represent interests in real estate).

     2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% (10% with respect to Mentor Cash Management Portfolio) of the Portfolio's net assets (taken at current value) would then be invested in securities described in
          (a), (b), and (c).

     3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

     4. Make short sales or purchase puts, calls, straddles, spreads, or any combination thereof.

     5. Invest in securities of any issuer if, to the knowledge of the Portfolio, officers and Trustees of the Portfolio and officers and directors of Commonwealth who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.

     With respect to fundamental restriction 1, Mentor Cash Management Portfolio currently expects to invest in certificates of deposit, commercial paper, and banker's acceptances issued by issuers in the banking industry. All of these investments will comply with applicable investment policies of the Trust set out in its prospectus.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                       CERTAIN INVESTMENT TECHNIQUES

     Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See "Investment objective(s) and policies" in the Trust's Prospectuses.

Forward Commitments

     A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

     Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

     A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. Commonwealth will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

When-Issued Securities

     A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Collateralized mortgage obligations; other mortgage-related securities

     Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets").
CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

     In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.

Zero-Coupon Securities

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

                          MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


                         Position Held      Principal Occupation
Name and Address        with Portfolio      During Past 5 Years

Stanley F. Pauley           Trustee        Chairman and Chief
                                           Executive Officer, E.R.
                                           Carpenter Company
                                           Incorporated; Trustee, The
                                           Mentor Funds; Trustee,
                                           Cash Resource Trust.

Louis W. Moelchert, Jr.     Trustee        Vice President of Business
                                           and Finance, University of
                                           Richmond;  Trustee, The
                                           Mentor Funds; Trustee,
                                           Cash Resource Trust.

Thomas F. Keller            Trustee        Dean, Fuqua School of
                                           Business, Duke University;
                                           Trustee, The Mentor Funds;
                                           Trustee, Cash Resource
                                           Trust.

Arnold H. Dreyfuss          Trustee        Retired.  Formerly,
                                           Chairman and Chief
                                           Executive Officer,
                                           Hamilton Beach/Proctor-
                                           Silex, Inc.; Trustee, The
                                           Mentor Funds; Trustee,
                                           Cash Resource Trust.

*Daniel J. Ludeman          Chairman;      Chairman and Chief
                            Trustee        Executive Officer since
                                           July 1991, Mentor
                                           Investment Group, Inc.;
                                           Managing Director of
                                           Wheat, First Securities,
                                           Inc. since August 1989;
                                           Managing Director of Wheat
                                           First Butcher Singer since
                                           June 1991; Director,
                                           Mentor Income Fund, Inc.;
                                           Chairman and Trustee, The
                                           Mentor Funds; Chairman and
                                           Trustee, Cash Resource
                                           Trust.

Troy A. Peery, Jr.          Trustee        President, Heilig-Meyers
                                           Company.  Trustee, The
                                           Mentor Funds; Trustee,
                                           Cash Resource Trust.

Paul F. Costello            President      Managing Director, Mentor
                                           Investment Group, Inc. and
                                           Wheat First Butcher
                                           Singer; President, Mentor
                                           Income Fund, The Mentor
                                           Funds, and Cash Resource
                                           Trust; Senior Vice
                                           President, Commonwealth
                                           Advisors, Inc.; formerly,
                                           Director, President and
                                           Chief Executive Officer,
                                           First Variable Life
                                           Insurance Company;
                                           President and Chief
                                           Financial Officer,
                                           Variable Investors Series
                                           Trust; President and
                                           Treasurer, Atlantic
                                           Capital & Research, Inc.;
                                           Vice President and
                                           Treasurer, Variable Stock
                                           Portfolio, Inc., Monarch
                                           Investment Series Trust,
                                           and GEICO Tax Advantage
                                           Series Trust; Vice
                                           President, Monarch Life
                                           Insurance Company, GEICO
                                           Investment Services
                                           Company, Inc., Monarch
                                           Investment Services
                                           Company, Inc., and
                                           Springfield Life Insurance
                                           Company.

Terry L. Perkins            Treasurer      Vice President, Mentor
                                           Investment Group, Inc.;
                                           Treasurer, Cash Resource
                                           Trust; Treasurer, Mentor
                                           Income Fund Inc.;
                                           formerly, Treasurer and
                                           Comptroller, Ryland
                                           Capital Management, Inc.


John M. Ivan                Clerk          Managing Director since
                                           October 1992, Director of
                                           Compliance since October
                                           1992, Senior Vice
                                           President from 1990 to
                                           October 1992, and
                                           Assistant General Counsel
                                           since 1985, Wheat, First
                                           Securities, Inc.; Clerk,
                                           Cash Resource Trust;
                                           Secretary, The Mentor
                                           Funds.

     Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The table below shows the estimated fees to be paid to each Trustee by the Trust for fiscal 1995 and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1994 calendar year.


                                                       Total compensation
                              Aggregate compensation        from all
Trustees                          from the Trust         complex funds

Daniel J. Ludeman                    $     0               $       0
Arnold H. Dreyfuss                       200                  18,000
Thomas F. Keller                         200                  15,000
Louis W. Moelchert, Jr.                  200                  17,000
Stanley F. Pauley                        200                  16,000
Troy A. Peery, Jr.                       200                  16,500


     The Trustees do not receive pension or retirement benefits from the Trust.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


                        PRINCIPAL HOLDERS OF SECURITIES

     As of June 20, 1995, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio.
To the knowledge of the Trust, no person owns more than 5% of the outstanding shares of any Portfolio as of that date, except the following record holders:

   Shareholder                       Percentage        Shares

CASH MANAGEMENT PORTFOLIO:

County of Augusta                      13.13%         6,649,905
Stafford County                        10.03%         5,079,259
Heilig Meyers                           9.01%         4,562,165
Farmers Telephone Coop., Inc.           7.66%         3,880,859

INTERMEDIATE DURATION PORTFOLIO:

NationsBank C/F McQuire                78.65%           666,562
Woods & Battle Pension Plan
Longwood College Foundation, Inc.      21.13%           179,050

FIXED INCOME PORTFOLIO:

Wheat First Butcher Singer             98.17%         2,070,809


                   INVESTMENT ADVISORY AND OTHER SERVICES

     Commonwealth, the investment advisor to each of the Portfolios, is a wholly-owned subsidiary of Mentor, which is a wholly-owned subsidiary of Wheat First Butcher Singer. Mentor serves as administrator of each of the Portfolios. Mentor Distributors, Inc. ("Mentor Distributors") is the Trust's distributor and service agent and is also a wholly-owned subsidiary of Wheat First Butcher Singer.

     Commonwealth acts as investment adviser to each Portfolio pursuant to a Management Contract with the Trust. Mentor acts as administrator to each of the Portfolios pursuant to an Administration Agreement with the Trust. Subject to the supervision and direction of the Trustees, Commonwealth, as investment adviser, manages the a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. Commonwealth makes investment decisions for the Portfolios and places the purchase and sale orders for portfolio transactions. Mentor furnishes each of the Portfolios with certain statistical and research data, clerical help, and certain accounting, data processing, and other services required by the Portfolios, assists in preparation of certain reports to shareholders of the Portfolios, tax returns, and filings with the SEC and state Blue Sky authorities, and generally assists in all aspects of the Portfolios' operations. Commonwealth and Mentor bear all their expenses in connection with the performance of their services. In addition, Commonwealth and Mentor pay the salaries of all officers and employees who are employed by them and the Trust.

     Commonwealth provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of Commonwealth and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Commonwealth's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. Commonwealth employs professional staffs of portfolio managers who draw upon a variety of resources, including Wheat, First Securities, for research information for the Trust.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.


     Each of the Management Contract and the Administration Agreement is subject to annual approval commencing in 1996 by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Commonwealth, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by Commonwealth, as applicable. The Administration Agreement is terminable without penalty, immediately upon notice, by the Trustees or by vote of the holders of a majority of the affected Portfolio's shares, and on not less than thirty days' notice by Mentor. Each of the Agreements will terminate automatically in the event of its assignment.

                                 BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Commonwealth receives brokerage and research services and other similar services from many broker-dealers with which it places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Commonwealth's managers and analysts. Where the services referred to above are not used exclusively by Commonwealth for research purposes. Commonwealth, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Commonwealth and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

     Commonwealth places all orders for the purchase and sale of portfolio investments for the Portfolios and buys and sells investments for the Portfolios through a substantial number of brokers and dealers. Commonwealth seeks the best overall terms available for each of the Portfolios, except to the extent Commonwealth may be permitted to pay higher brokerage commissions as described below. In doing so, Commonwealth, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contracts, Commonwealth may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Commonwealth an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Commonwealth's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Commonwealth does not currently intend to cause the Portfolios to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Commonwealth will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, Commonwealth may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

                      DETERMINATION OF NET ASSET VALUE

     The Trust determines net asset value per share of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

     MENTOR INTERMEDIATE DURATION PORTFOLIO AND MENTOR FIXED-INCOME PORTFOLIO. In respect of Mentor Intermediate Duration Portfolio and Mentor Fixed-Income Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Commonwealth, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, Commonwealth determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     MENTOR CASH MANAGEMENT PORTFOLIO ONLY. The valuation of Mentor Cash Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

     Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                 TAX STATUS

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November, or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

     Each Portfolio is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has under reported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                              THE DISTRIBUTOR

     Mentor Distributors, Inc. is the distributor of the Trust's shares in the continuous offering and is acting on a best efforts basis.

                          INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at One Boston Place, Boston,
Massachusetts 02108, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

                                 CUSTODIAN

     The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                          PERFORMANCE INFORMATION

     MENTOR INTERMEDIATE DURATION PORTFOLIO AND MENTOR FIXED-INCOME PORTFOLIO. With respect to Mentor Intermediate Duration Portfolio and Mentor Fixed Income Portfolio, total return for the life of a Portfolio through the most recent calendar quarter is determined by calculating the actual investment return on a $1,000 investment in the Portfolio over that period. Total return may also be presented for other periods. Total return calculations assume reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates. The cumulative total return for the life of Mentor Intermediate Duration Portfolio and Mentor Fixed-Income Portfolio through April 30, 1995 was 5.24% and 6.25%, respectively.

     Each Portfolio's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Portfolio during the base period less expenses accrued for that period, and
(ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Mentor Intermediate Duration Portfolio for the thirty-day period ended April 30, 1995 was 7.39%. The yield for the Mentor Fixed-Income Portfolio for the thirty-day period ended April 30, 1995 was 7.43%.

     MENTOR CASH MANAGEMENT PORTFOLIO ONLY. The yield of Mentor Cash Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     Based on the seven-day period ended April 30, 1995, the Mentor Cash Management Portfolio's yield was 6.11% and its effective yield was 6.30%.



     All data for each of the Portfolios are based on past performance and do not predict future results.

     Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THE BASIS OF THEIR OWN CRITERIA RATHER THAN ON THE BASIS OF THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED ABOVE.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives.
     The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.


     BARRON'S periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     THE WALL STREET JOURNAL publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     KIPLINGER'S PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     THE 100 BEST MUTUAL PORTFOLIOS YOU CAN BUY (1992), authored by Gordon
     K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                           SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                                 RATINGS

     The rating services' descriptions of corporate bonds are:

MOODY'S INVESTORS SERVICE, INC.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

 (BULLET)    liquidity ratios are adequate to meet cash requirements;

 (BULLET)    long-term senior debt is rated "A" or better;

 (BULLET) the issuer has access to at least two additional channels of borrowing;

 (BULLET) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

 (BULLET) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

 (BULLET)    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

 (BULLET)    evaluation of the management of the issuer;

 (BULLET) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

 (BULLET) evaluation of the issuer's products in relation to competition and customer acceptance;

 (BULLET)    liquidity;

 (BULLET)    amount and quality of long-term debt;

 (BULLET)    trend of earnings over a period of ten years;

 (BULLET) financial strength of parent company and the relationships which exist with the issuer; and

 (BULLET) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

FINANCIAL STATEMENTS

Mentor Cash Management Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)

                                                Percent of       Principal    Market
                                                Net Asset          Amount      Value

Bankers Acceptances-Domestic                    12.4%
Bank of New York, 6.06%, 5/9/95                                 $1,000,000    $  998,653
First Union Corporation, 6.03% - 6.09%,
     5/2/95 - 10/3/95                                           2,000,000     1,973,612
Nationsbank Corporation, 6.10%, 8/30/95                         1,000,000       979,497
Republic Bank, 5.96%, 5/22/95                                   1,000,000       996,523
Wachovia Corporation Bank, 6.06%, 5/1/95                        1,000,000     1,000,000
Total Bankers Acceptances-Domestic                                            5,948,285

Bankers Acceptances-Foreign                     15.9%
Bank of Tokyo, 6.05% - 6.11%,
     6/5/95 - 10/16/95                                          2,000,000     1,965,827
Dai-ichi Kangyo Bank, 6.02% - 6.11%,
     5/30/95 - 10/16/95                                         2,000,000     1,966,985
European American Bank, 6.07% - 6.09%,
     7/10/95 - 8/28/95                                          1,699,481     1,672,836
Mitsubishi Bank, 6.06%, 5/16/95                                 1,000,000       997,475
Sanwa Bank, 6.05%, 5/8/95                                       1,000,000       998,823
Total Bankers Acceptances-Foreign                                             7,601,946

Commercial Paper                                32.9%
Bellsouth Capital, 6.09%, 10/2/95                               2,000,000     1,947,897
Chase Manhattan Bank, 6.12%, 8/2/95                             1,000,000       984,190
CIESCO Limited Partnership, 6.02%, 5/31/95                      1,000,000       994,983
CS First Boston, 6.11% - 6.13%, 7/24/95 -
     8/31/95                                                    2,000,000     1,964,991
Ford Motor Credit Company, 6.09% - 6.12%,
     5/30/95 - 7/28/95                                          2,000,000     1,980,183
General Electric Capital Corporation, 6.02% -
     6.03%, 6/1/95 - 9/18/95                                    2,000,000     1,971,366
Merrill Lynch & Company, Inc., 6.12% - 6.15%,
     6/6/95 - 9/11/95                                           2,000,000     1,963,010
Minolta Corporation, 6.06%, 7/7/95                              1,000,000       988,722
National Rural Utilities, 5.97%, 5/12/95                        1,000,000       998,176
Rincon Securities, Inc., 6.08%, 5/8/95                          1,000,000       998,818
State Street Bank &Trust Company, 6.03%, 5/2/95                 1,000,000       999,833
Total Commercial Paper                                                       15,792,169

U.S. Government Agencies                        16.7%
Federal Home Loan Bank, 5.93%, 5/1/95                           6,000,000     6,000,000
Student Loan Market Agency, 5.89%, 9/14/95                      2,000,000     2,000,000
Total U.S. Government Agencies                                                8,000,000

Mentor Cash Management Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)


                                                Percent of       Principal    Market
                                                Net Asset          Amount      Value

Repurchase Agreement                            22.5%
Goldman, Sachs  & Company
   Dated 4/28/95, 5.90%, due 5/1/95,
   collateralized by $14,086,000
   Federal National Mortgage Association,
   7.50%, 7/1/23                                               $10,813,866    $10,813,866

Total Investments (cost $48,156,266)            100.4%                         48,156,266

Other Assets less Liabilities                    (0.4%)                          (201,521)

Net Assets                                      100.0%                        $47,954,745


See notes to financial statements.

Mentor Intermediate Duration Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)



                                                               Percent of       Principal    Market
                                                               Net Asset          Amount      Value

U.S. Government Securities and Agencies                          74.0%
Federal Home Loan Bank, 7.90%, 12/20/96                                      $ 1,000,000    $ 1,007,870
Federal Home Loan Bank, 8.18%, 12/22/97                                          600,000        605,436
Federal Home Loan Mortgage Corporation, 10.50%, 2/1/03                           491,271        515,849
Federal Home Loan Mortgage Corporation, 7.00%, 10/15/07                          500,000        471,305
Federal National Mortgage Association, 11.00%, 7/1/01                            400,434        425,466
Federal National Mortgage Association, 6.00%, 3/25/09                            500,000        437,675
U.S. Treasury Note, 7.50%, 1/31/97                                               400,000        406,056
U.S. Treasury Note, 6.50%, 8/15/97                                               250,000        249,233
U.S. Treasury Note, 7.38%, 11/15/97                                              820,000        832,677
U.S. Treasury Note, 7.13%, 2/29/00                                               200,000        201,832
U.S. Treasury Note, 5.50%, 4/15/00                                             1,000,000        942,990
U.S. Treasury Note, 7.50%, 11/15/01                                            1,000,000      1,028,350
U.S. Treasury Note, 7.25%, 8/15/04                                               500,000        505,995
U.S. Treasury Note, 7.50%, 2/15/05                                               250,000        257,663
U.S. Treasury Bond, 7.50%, 11/15/24                                              180,000        182,456
Total U.S. Government Securities and Agencies
(cost $7,980,477)                                                                             8,070,853

Corporate Bonds                                                  17.5%
American Home Products, 7.70%, 2/15/00                                           400,000        405,000
Capital One, 8.63%, 1/15/97                                                      500,000        509,375
Lehman Brothers, Inc., 8.63%, 2/26/99                                            525,000        533,531
Salomon Inc., 6.00%, 1/12/98                                                     250,000        238,125
WMX Technologies, 6.38%, 12/1/03                                                 250,000        228,750
Total Corporate Bonds (cost $ 1,895,251)                                                      1,914,781

Short-Term Investment                                            9.3%
Repurchase Agreement
NationsBank Corporation
Dated 4/28/95, 5.90%, due 5/1/95, collateralized by
$1,040,000 U.S. Treasury Note, 8.00%, 10/31/96
    (cost $1,016,744)                                                          1,016,744      1,016,744

Total Investments (cost $10,892,472)                           100.8%                        11,002,378

Other Assets less Liabilities                                   (0.8%)                          (91,870)

Net Assets                                                     100.0%                       $10,910,508

See notes to financial statements.

Mentor Fixed-Income Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)


                                                                      Percent of       Principal    Market
                                                                      Net Asset          Amount      Value


U.S. Government Securities and Agencies                                 72.8%
Federal Home Loan Bank, 8.22%, 12/22/97                                                $ 500,000    $  504,655
Federal Home Loan Mortgage Corporation, 8.26%, 1/5/98                                  1,550,000     1,562,539
Federal Home Loan Mortgage Corporation, 10.50%, 2/1/03                                   491,271       515,849
Federal Home Loan Mortgage Corporation, 7.00%, 10/15/07                                1,500,000     1,413,915
Federal National Mortgage Association, 11.00%, 7/1/01                                    576,236       612,256
Federal National Mortgage Association, 6.00%, 3/25/09                                  1,500,000     1,313,025
Student Loan Mortgage Association, 8.04%, 15/15/97                                     1,500,000     1,509,225
U.S. Treasury Note, 6.50%, 4/30/99                                                     1,250,000     1,235,762
U.S. Treasury Note, 7.13%, 2/29/00                                                     1,850,000     1,866,946
U.S. Treasury Note, 7.50%, 5/15/02                                                     2,500,000     2,576,600
U.S. Treasury Note, 7.25%, 8/15/04                                                       600,000       607,194
U.S. Treasury Note, 7.50%, 2/15/05                                                       750,000       772,988
U.S. Treasury Bond, 7.25%, 5/15/16                                                       250,000       244,815
U.S. Treasury Bond, 7.13%, 2/15/23                                                     2,700,000     2,604,663
U.S. Treasury Bond, 7.50%, 11/15/24                                                    2,260,000     2,290,849
Total U.S. Government Securities and Agencies                                                       19,631,281
    (cost $19,415,492)

Corporate Bonds                                                         22.0%
American Home Products, 7.70%, 2/15/00                                                 1,000,000     1,012,500
Capital One, 8.63%, 1/15/97                                                            1,000,000     1,018,750
Commonwealth Edison, 6.50%, 7/15/97                                                    1,000,000       986,250
Lehman Brothers, Inc., 8.63%, 2/26/99                                                  1,475,000     1,498,969
Salomon Inc., 6.00%, 1/12/98                                                             750,000       714,375
WMX Technologies, 6.38%, 12/1/03                                                         750,000       686,250
Total Corporate Bonds (cost $5,866,629)                                                              5,917,094

Short-Term Investment                                                    6.1%
Repurchase Agreement
NationsBank Corporation
Dated 4/28/95, 5.90%, due 5/1/95, collateralized by
$1,730,000 U.S. Treasury Bill, 10/26/95 (cost $1,639,503)                              1,639,503      1,639,503

Total Investments (cost $26,921,624)                                   100.9%                        27,187,878

Other Assets less Liabilities                                           (0.9%)                         (236,363)

Net Assets                                                             100.0%                       $26,951,515

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1995 (UNAUDITED)

[CAPTION]

                                              MENTOR          MENTOR           MENTOR
                                               CASH         INTERMEDIATE      FIXED-
                                            MANAGEMENT       DURATION         INCOME
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO
ASSETS
  Investments, at market value * (Note 2)    $48,156,266    $11,002,378    $27,187,878
  Receivables
    Interest                                      22,598        190,455        532,874
    Due from management company                   21,998          6,638         12,571
  Deferred expenses                               95,500         42,237         68,904
    Total assets                              48,296,362     11,241,708     27,802,227

LIABILITIES
  Payables
    Investments purchased                              -        285,323        752,217
    Fund shares redeemed                               -              -         40,000
    Dividends                                    238,333              -              -
  Accrued expenses and other liabilities         103,284         45,877         58,495
    Total liabilities                            341,617        331,200        850,712
NET ASSETS                                   $47,954,745    $10,910,508    $26,951,515

Net Assets represented by:
  Additional paid-in capital                 $47,954,745    $10,573,788    $25,916,845
  Undistributed net investment income                  -         65,314        164,675
  Undistributed realized gain on
    investment transactions                            -        161,500        603,741
  Net unrealized appreciation of investments           -        109,906        266,254
    Net Assets                               $47,954,745    $10,910,508    $26,951,515

    Shares Outstanding                        47,954,745        845,612      2,075,636
NET ASSET VALUE PER SHARE                    $      1.00    $     12.90    $     12.98


*Investments at cost $48,156,266, $10,892,472 and $26,921,624 respectively.

See notes to financial statements.

Mentor Institutional Trust
Statements of Operations
Period Ended April 30, 1995 (Unaudited)


                                                             Mentor        Mentor         Mentor
                                                              Cash      Intermediate      Fixed-
                                                            Management     Duration       Income
                                                            Portfolio*   Portfolio**    Portfolio***
Investment Income
   Interest                                                  $740,989     $275,448    $  778,881

Expenses
   Organizational expenses                                     10,611        4,693         7,656
   Custodian fees                                               5,628        1,309         3,506
   Audit expense                                                4,899        1,143         3,051
   Legal expense                                                3,499          816         2,179
   Shareholder reports                                            482          110           292
   Directors fees and expenses                                    233           54           145
   Printing and postage expenses                                  119            8            11
   Miscellaneous expenses                                       1,398          326           873
     Total expenses                                            26,869        8,459        17,713
Deduct
   Reimbursement of expenses by
     management company                                        21,998        6,638        12,567
Net expenses                                                    4,871        1,821         5,146
Net investment income                                         736,118      273,627       773,735

Realized and Unrealized Gain on Investments
   Net realized gain on investments (Note 2)                      --       161,500       603,741
   Change in unrealized appreciation of investments               --       109,906       266,254
     Net realized and unrealized gain
          on investments                                          --       271,406       869,995
Net increase in net assets
   resulting from operations                                $736,118      $545,033    $1,643,730




* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.
** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.
*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

[CAPTION]


                                                   MENTOR           MENTOR           MENTOR
                                                    CASH          INTERMEDIATE       FIXED-
                                                MANAGEMENT         DURATION          INCOME
PERIOD ENDED APRIL 30, 1995                     PORTFOLIO*         PORTFOLIO**    PORTFOLIO***

INCREASE IN NET ASSETS
OPERATIONS
    Net investment income                      $    736,118     $   273,627     $   773,735
    Net realized gain on investments                      -         161,500         603,741
    Net unrealized appreciation of investments            -         109,906         266,254
       Increase in net assets from operations       736,118         545,033       1,643,730

DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                          (736,118)       (208,312)       (609,060)

CAPITAL SHARE TRANSACTIONS (NOTE 7)
    Net proceeds from sale of shares             74,118,432      10,397,006      29,173,726
    Reinvested distributions                        497,785         208,312         609,060
    Cost of shares redeemed                     (26,661,472)        (31,530)     (3,865,941)
       Change in net assets from capital
             share transactions                  47,954,745      10,573,788      25,916,845

Increase in net assets                           47,954,745      10,910,509      26,951,515

NET ASSETS
    Beginning of period                                   -               -               -
    End of period                              $ 47,954,745     $10,910,509     $26,951,515


* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)

[CAPTION]

                                             MENTOR               MENTOR           MENTOR
                                             CASH              INTERMEDIATE        FIXED-
                                           MANAGEMENT            DURATION          INCOME
PERIOD ENDED APRIL 30, 1995                PORTFOLIO*           PORTFOLIO**     PORTFOLIO***

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD       $   1.00           $  12.50         $ 12.50
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.02               0.33            0.38
   Net realized and unrealized
       gain on investments                        -               0.32            0.40
   Total from investment operations            0.02               0.65            0.78
LESS DISTRIBUTIONS
   Dividends from income                      (0.02)             (0.25)          (0.30)

NET ASSET VALUE, END OF PERIOD             $   1.00           $  12.90         $ 12.98

Total Return                                   2.00%              5.24%           6.25%

Ratios / Supplemental Data

Net assets, end of period (in thousands)    $47,955            $10,911         $26,952

Ratio of expenses to average net assets        0.04% (a)          0.05% (a)       0.05% (a)

Ratio of net investment income
     to average net assets                     6.00% (a)          7.11% (a)       7.38% (a)

Portfolio turnover rate                           -                398% (a)        408% (a)


(a) Annualized.

* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1995 (UNAUDITED)


NOTE 1: ORGANIZATION
Mentor Institutional Trust, formerly IMG Institutional Trust, was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On June 27, 1995, the name of the the Trust was changed to Mentor Institutional Trust ("Trust"). The Trust consists of three separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at April 30, 1995 as follows:

     Mentor Cash Management Portfolio (Cash Management)
     Mentor Intermediate Duration Portfolio (Intermediate Duration) Mentor Fixed-Income Portfolio (Fixed-Income)

The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio:

A. Valuation of Securities
Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

U.S. Government obligations held by the Intermediate Duration Portfolio and the Fixed Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

B. Repurchase Agreements
It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

C. Security Transactions and Interest Income
Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

D. Expenses
Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.

E. Dividends
Dividends will be declared daily and paid monthly to all shareholders who invested in the Cash Management Portfolio. Dividends are declared and paid quarterly to shareholders invested in the Fixed-Income Portfolio and Intermediate Duration Portfolio. Capital gains realized by each Portfolio, if any, will be distributed at least once every 12 months.

F. Federal Taxes
No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Each Portfolio has entered into an Investment Management Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth") to provide investment advisory services to each of the Portfolio. Pursuant to this agreement, Commonwealth receives no compensation for its services. Commonwealth is a wholly-owned subsidiary of Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc.

In order to limit the annual operating expenses of the Portfolios, Commonwealth may reimburse the Portfolios for a certain amount of these expenses. A potential expense reimbursement of $21,998, $6,638 and $12,567 respectively, for the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed Income Portfolio was entered for the period ended April 30, 1995.

Mentor Investment Group, Inc. ("Mentor Group") provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor Group receives no compensation for such services.

NOTE 4: DISTRIBUTION AGREEMENT
Under a Distribution Agreement between the Portfolios and Wheat, First Securities, Inc. (Wheat), a wholly-owned subsidiary of Wheat First Butcher Singer, Inc., Wheat serves as Distributor of the Portfolios.

NOTE 5: INVESTMENT TRANSACTIONS
Purchases, and sales of investments (excluding short-term investments), for the period ended April 30, 1995, were as follows:

Portfolio                Purchases      Sales

Cash Management                   -            -
Intermediate Duration   $25,232,434  $15,361,337
Fixed-Income             68,094,119   42,821,911


NOTE 6: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $48,156,266 for the Cash Management, $10,892,472 for the Intermediate Duration and $26,921,624 for the Fixed-Income at April 30, 1995. Gross unrealized appreciation and depreciation of investments at April 30, 1995 were as follows:

[CAPTION]

                                 Gross                     Gross                Net
                               Unrealized                Unrealized          Unrealized
Portfolio                     Appreciation              Depreciation        Appreciation
Cash Management                          -                         -                   -
Intermediate Duration             $117,309                   $ 7,403            $109,906
Fixed-Income                       293,959                    27,705             266,254


NOTE 7: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:


                                                     Mentor Cash Management
                                                            Portfolio
                                                           Period Ended
                                                              4/30/95*

Shares outstanding, beginning of period                               -
Shares sold                                                  74,118,432
Shares issued upon reinvestment of distributions                497,785
Shares redeemed                                             (26,661,472)
Shares outstanding, end of period                            47,954,745

                                                        Mentor Intermediate
                                                        Duration Portfolio
                                                            Period Ended
                                                              4/30/95**
Shares outstanding, beginning of period                               -
Shares sold                                                     831,756
Shares issued upon reinvestment of distributions                 16,344
Shares redeemed                                                  (2,488)
Shares outstanding, end of period                               845,612

                                                         Mentor Fixed-Income
                                                              Portfolio
                                                             Period Ended
                                                              4/30/95***
Shares outstanding, beginning of period                               -
Shares sold                                                   2,331,660
Shares issued upon reinvestment of distributions                 47,639
Shares redeemed                                                (303,663)
Shares outstanding, end of period                             2,075,636

* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

                        INDEPENDENT AUDITORS' REPORT



The Trustees and Shareholder
IMG Institutional Trust

We have audited the accompanying statements of assets and liabilities of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund, and Fixed Income Fund, portfolios of IMG Institutional Trust, as of November 7, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We Conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit of a statement of assets and liabilities also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund, at November 7, 1994 in a conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Boston, Massachusetts
November 8, 1994

                            IMG INSTITUTIONAL TRUST
                    Statements of Assets and Liabilities
                              November 7, 1994


                                  Cash       Limited    Intermediate     Fixed
                               Management    Duration     Duration      Income
                                  Fund         Fund         Fund         Fund

ASSETS:
   Cash                         $     0      $     0       $     0     $100,000
    Deferred Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

     Total Assets                73,000       36,500        18,250      154,750


LIABILITIES:
    Accrued Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

NET ASSETS:                     $     0      $     0       $     0     $100,000

Shares Outstanding                    -            -             -        8,000

Net Asset Value Per Share
    (Note E)                    $  1.00      $  12.50      $  12.50    $  12.50



See accompanying notes to financial statements.

                          IMG INSTITUTIONAL TRUST
                       Notes to Financial Statements
                              November 7, 1994



(A) IMG Institutional Trust (the "Trust') was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 8, 1994. The Trust has an unlimited number of authorized shares, which are divided into four series - Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund (the Funds). The Trust has had no operations prior to November 4, 1994 other than organizational matters and activities in connection with the purchase of 8,000 shares of the Trust by Wheat First Butcher Singer, Inc. It is currently intended that, upon the effectiveness of the Trust's registration statement, shares will be offered to the public.

(B) The Trust will bear the cost of all organizational expenses including the fees for registering and qualifying the Trust's shares for distribution. Fees and expenses for the organization and registration of shares of the Trust are estimated to be $182,500 and will be amortized over the period of benefit not to exceed 60 months. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period or the life of a Fund, whichever is shorter, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of a Fund being redeemed bears to the number of initial shares of a Fund outstanding at the time of the redemption.

(C) Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the Code). Thus, the Funds are relieved of any federal income tax liability by distributing virtually all of their net investment income and capital gains, if any, to their shareholders. The Funds intend to avoid excise tax liability by making the required distributions under the Code.

(D) Under the terms of the Management Contract, Commonwealth Investment Counsel, Inc. (Commonwealth) serves as investment manager to each of the Funds, providing investment advisory services.

(E) The net asset value per share at November 4, 1994 for the Cash Management Fund, Limited Duration Fund and Intermediate Duration Fund are the expected per share offering prices for the portfolios' shares upon their initial public offering.